UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2004

Extra Space Storage Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-115436	201076777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 Cottonwood Parkway, Suite 400 Salt Lake City, UT	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 801-562-5556

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On August 17, 2004, Extra Space Storage Inc., a Maryland corporation (the “Company”), closed its initial public offering. As described in the Company’s prospectus dated August 11, 2004 (the “Prospectus”), the Company had agreed to engage in a series of transactions relating to the acquisition of additional self-storage facilities and interests held by third parties in a series of joint ventures that own and operate self-storage facilities. The following acquisitions of third party joint venture interests were completed on August 23, 2004:

• Acquisition of joint venture interests held by Equibase Mini Warehouse and its affiliates in seven joint ventures, which currently own an aggregate of 30 self-storage properties, for an aggregate of approximately $35.8 million in cash and 114,928 OP units issued by Extra Space Storage LP, our operating partnership.

• Acquisition of joint venture interests held by affiliates of the Moss Group in two joint ventures, which currently own an aggregate of two self-storage properties, for an aggregate of approximately $184,000 in cash and 1,006,684 OP units.

Additional information regarding these transactions is set forth under the heading “Formation Transactions” in the Prospectus included in the Company’s Registration Statement on Form S-11/A, File No. 333-115436, filed August 11, 2004, which is incorporated by reference herein.

With the closing of these transactions, and with the exception of the acquisition of joint venture interests held by FREAM No. 39 LLC and Fidelity Pension Fund Real Estate Investment LLC in the Company’s joint venture called Extra Space Properties Four LLC and the acquisition of 26 self-storage properties from Storage Spot Properties No. 1, L.P. and Storage Spot Properties No. 4, L.P., the Company has now completed the acquisition of all of the third party joint venture interests and the acquisition of all of the self-storage properties that were part of the Formation Transactions described in the Prospectus.

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ITEM 9.01 Financial Statements and Exhibits.

Set forth below are the financial statements relating to the completed acquisitions described above that are required to be filed as part of this Form 8-K:

(a)	Financial Statements of Business Acquired.

Incorporated by reference to pages F-28 through F-55 and pages F-59 through F-61 of the Prospectus included in the Company’s Registration Statement on Form S-11/A, File No. 333-115436, filed August 11, 2004.

(b)	Pro Forma Financial Information.

Incorporated by reference to pages F-2 through F-27 of the Prospectus included in the Company’s Registration Statement on Form S-11/A, File No. 333-115436, filed August 11, 2004.

(c)	Exhibits.

Exhibit 23.1    Consent of PricewaterhouseCoopers LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

By:	/s/ Charles L. Allen
Name:	Charles L. Allen
Title:	Senior Vice President, Senior Legal Counsel

Date: August 26, 2004

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EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

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